UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 9, 2006
(Date of earliest event reported)

GS Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-132809	13-3387389
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street, New York, New York (Address of Principal Executive Office)		10004 (Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

	5.1	Opinion of Thacher Proffitt & Wood LLP dated June 9, 2006, relating to GSAMP Trust 2006-S4

	8.1	Opinion of Thacher Proffitt & Wood LLP (contained in Exhibit 5.1)

	23.1	Consent of Thacher Proffitt & Wood LLP (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:	/s/ Michelle Gill
Name:	Michelle Gill
Title:	Vice President

Dated: June 9, 2006